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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          ----------------------------



                Date of Report (Date of earliest event reported):

                                December 15, 1997


                         SANTA FE ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)




            Delaware                                   1-7667                                      36-2722169
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)

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                        1616 South Voss Road, Suite 1000
                              Houston, Texas 77057
              (Address of principal executive offices)  (Zip Code)


                                 (713) 507-5000
              (Registrant's telephone number, including area code)






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Item 5.         Other Events

         On December 15, 1997, Santa Fe Energy Resources, Inc. ( the "Company"), announced that the Board of Directors authorized the repurchase of up to $50 million of the Company's Common Stock, and that the Board of Directors approved a capital expenditure budget for 1998 of approximately $277 million. The press release announcing these developments is filed as Exhibit 99.1 to this Current
Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Exhibits

         Exhibit 99.1 -- Press Release dated December 15, 1997.



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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SANTA FE ENERGY RESOURCES, INC.


                                   By:  /s/ David L. Hicks
                                        _______________________________
                                         David L. Hicks
                                         Vice President Law and General Counsel


Date: December 17, 1997